                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):         JUNE 14, 2005
                                                  ------------------------------



                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                      1-13926                    76-0321760
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)



                               15415 KATY FREEWAY
                              HOUSTON, TEXAS 77094
              (Address of Principal Executive Offices and Zip Code)



Registrant's telephone number, including area code:      (281) 492-5300
                                                    ----------------------------



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


        Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         On June 14, 2005, Diamond Offshore Drilling, Inc. (the "Company") issued and sold, in a private placement (the "Private Placement") exempt from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), $250.0 million aggregate principal amount of its 4.875% Senior Notes Due July 1, 2015 (the "Notes"). The Notes were sold in the United States only to accredited investors pursuant to an exemption from the Securities Act, and subsequently resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act or to non-U.S. persons in accordance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Private Placement resulted in net proceeds to the Company of approximately $247.7 million, which the Company intends to use for general corporate purposes.

         The Notes are governed by an Indenture, dated as of February 4, 1997, between the Company and JPMorgan Chase Bank, National Association (formerly known as The Chase Manhattan Bank), as Trustee (the "Trustee"), as amended and supplemented by the Fifth Supplemental Indenture, dated as of June 14, 2005 (the "Fifth Supplemental Indenture"), between the Company and the Trustee (as so amended and supplemented by the Fifth Supplemental Indenture, the "Indenture"). In connection with the Private Placement, the Company entered into the Fifth Supplemental Indenture and an Exchange and Registration Rights Agreement, dated June 14, 2005 (the "Registration Rights Agreement"), with the initial purchaser of the Notes (the "Initial Purchaser").

         The Notes bear interest at 4.875% per year, payable semiannually in arrears on January 1 and July 1 of each year, beginning January 1, 2006, and mature on July 1, 2015. The Notes are unsecured and unsubordinated obligations of the Company and they rank equal in right of payment to the Company's existing and future unsecured and unsubordinated indebtedness, although the Notes will be effectively subordinated to all existing and future obligations of the Company's subsidiaries. The Company has the right to redeem all or a portion of the Notes for cash at any time or from time to time on at least 15 days but not more that 60 days prior written notice, at the redemption price specified in the Indenture plus accrued and unpaid interest on the principal amount of the Notes redeemed to the date of redemption. The Indenture contains covenants that limit, among other things, subject to certain exceptions, the Company's ability to:

         o consolidate with or merge into another entity or convey or transfer its properties and assets substantially as a whole;

         o  create liens; and

         o enter into a sale and lease-back transaction covering a drilling rig or drillship.

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         Each of the following is an event of default as defined in the
Indenture:

         o default for 30 days in payment of any interest on the Notes or in payment of any liquidated damages under the Registration Rights Agreement;

         o default in payment of principal of the Notes at maturity or the redemption price when the same becomes due and payable;

         o default in the payment (after any applicable grace period) of any indebtedness for money borrowed by the Company or a subsidiary of the Company in excess of $25.0 million principal amount (excluding such indebtedness of any subsidiary of the Company other than a Significant Subsidiary, as defined in the Indenture, all the indebtedness of which subsidiary is nonrecourse to the Company or any other such subsidiary) or default on such indebtedness that results in the acceleration of such indebtedness prior to its express maturity, if such indebtedness is not discharged, or such acceleration is not annulled, by the end of a period of 10 days after written notice to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in principal amount of the outstanding Notes;

         o default by the Company in the performance of any other covenant contained in the Indenture for the benefit of the Notes that has not been remedied by the end of a period of 60 days after notice is given as specified in the Indenture; and

         o certain events of bankruptcy, insolvency and reorganization of the Company or such a significant subsidiary.

         The Company has agreed, pursuant to the Registration Rights Agreement, to file a registration statement relating to an offer to exchange the Notes for debt securities issued by the Company that are substantially identical in all material respects to the Notes. The Company agreed to file such registration statement within 150 days from June 14, 2005 and to use its reasonable efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission within 210 days from June 14, 2005. The Company may be required to provide a "shelf" registration statement to cover resales of the Notes under certain circumstances. If the Company fails to file a registration statement, or a registration statement fails to become effective, by the respective deadline set forth in the Registration Rights Agreement, or if the required exchange offer is not completed within 45 days after the initial effectiveness of the registration statement for the exchange offer or if, after a registration statement has become effective, it ceases under certain circumstances to be effective or available, then the Registration Rights Agreement provides that the Company will be obligated to pay additional interest in the amount of 0.25% per year for the first 90 days and 0.50% per year thereafter as liquidated damages until no such failure remains in effect.

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         The description set forth above is qualified in its entirety by reference to the Indenture and the Registration Rights Agreement, which are filed as exhibits to this report. This report does not constitute an offer to sell or the solicitation of an offer to buy any securities.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

     Exhibit number        Description
     --------------        -----------
           4.1             Indenture, dated as of February 4, 1997, between the Company and
                           The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4.1 to the Company's Annual Report on Form 10-K for
                           the fiscal year ended December 31, 2001)

           4.2             Fifth Supplemental Indenture, dated as of June 14, 2005, between the Company and JPMorgan Chase Bank, National Association, as
                           Trustee (filed herewith)

           4.3             Exchange and Registration Rights Agreement, dated June 14, 2005, between the Company and the Initial Purchaser (filed herewith)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIAMOND OFFSHORE DRILLING, INC.


                                       By:  /s/ William C. Long
                                          -------------------------------------
                                          William C. Long
                                          Vice President, General Counsel and
                                          Secretary

Dated:  June 16, 2005


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                                  EXHIBIT INDEX



     Exhibit number        Description
     --------------        -----------
           4.1             Indenture, dated as of February 4, 1997, between the Company and
                           The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4.1 to the Company's Annual Report on Form 10-K for
                           the fiscal year ended December 31, 2001)

           4.2             Fifth Supplemental Indenture, dated as of June 14, 2005, between the Company and JPMorgan Chase Bank, National Association, as
                           Trustee (filed herewith)

           4.3             Exchange and Registration Rights Agreement, dated June 14, 2005, between the Company and the Initial Purchaser (filed herewith)


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